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                                                              EXHIBIT 4.2.7



                     CERTIFICATE AND ARTICLES OF MERGER

                                     OF

                    ROBERTS PROPERTIES MANAGEMENT, L.L.C.

                                WITH AND INTO

                    ROBERTS PROPERTIES RESIDENTIAL, L.P.

                                     1.

       The name and state of domicile and jurisdiction of organization of each business entity that is merging are as follows:

      Roberts Properties Management, L.L.C. - Georgia limited liability company; and

      Roberts Properties Residential, L.P. - Georgia limited partnership.

                                     2.

       The name of the surviving limited partnership is Roberts Properties Residential, L.P., and its state of domicile is Georgia.

                                     3.

       The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving limited partnership located at 8010 Roswell Road, Suite 120, Atlanta, Georgia 30350. Roberts Properties Residential, L.P. will furnish a copy of said Agreement and Plan of Merger, on request and without cost, to any partner of Roberts Properties Residential, L.P. or member of Roberts Properties Management, L.L.C.

                                     4.

       The Agreement and Plan of Merger has been duly authorized and approved by the requisite action of each constituent business entity in accordance with
Section 14-11-903 of the Georgia Limited Liability Company Act and as required by Section 14-9-206.1 of the Georgia Revised Limited Partnership Act.



                       [SIGNATURES ON FOLLOWING PAGE.]
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       IN WITNESS WHEREOF, the parties hereto have caused this Certificate of
Merger to be duly executed on the 1st day of April, 1997.

                                        ROBERTS PROPERTIES RESIDENTIAL, L.P.

                                        By:  ROBERTS REALTY INVESTORS, INC., a
                                             Georgia corporation, its sole
                                             general partner


                                        By:  /s/ James M. Goodrich
                                           -------------------------------------
                                           James M. Goodrich, Vice Chairman


                                        And By: /s/ Charles R. Elliott
                                               ---------------------------------
                                               Charles R. Elliott, Chief
                                               Financial Officer



                                        ROBERTS PROPERTIES MANAGEMENT, L.L.C.,
                                        a Georgia limited liability company


                                        By: /s/ Charles S. Roberts
                                           -------------------------------------
                                            Charles S. Roberts, Member



                                        And By: Jennifer H. Roberts Trust,
                                                Member


                                        By: /s/ Charles S. Roberts
                                           -------------------------------------
                                           Name:
                                           Trustee:


                                        And By:      /s/ Pamela J. Hallmark
                                               ---------------------------------
                                                   Pamela J. Hallmark, Member




                  [SIGNATURES CONTINUED ON FOLLOWING PAGE.]


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                                        And By:      /s/ Judith Q. Ottinger
                                               ---------------------------------
                                                    Judith Q. Ottinger, Member




                                        And By:      /s/ Ronald Johnson
                                               ---------------------------------
                                                   Ronald Johnson, Member



                                        And By:     /s/ Anthony P. Brimer
                                               ---------------------------------
                                                   Anthony P. Brimer, Member




                                        And By:        /s/ Keeley Bruce
                                               ---------------------------------
                                                     Keeley Bruce, Member




                                        And By:      /s/ E. Michele Mann
                                               ---------------------------------
                                                    E. Michele Mann, Member




                                        And By:      /s/ Cynthia I. Marsh
                                               ---------------------------------
                                                    Cynthia I. Marsh, Member




                                        And By:      /s/ Kristine J. Bowman
                                               ---------------------------------
                                                   Kristine J. Bowman, Member




                  [SIGNATURES CONTINUED ON FOLLOWING PAGE.]


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                                        And By:     /s/ Lynda U. Altfeder
                                               ---------------------------------
                                                   Lynda U. Altfeder, Member




                                        And By:     /s/ Rebecca L. Cleveland
                                               ---------------------------------
                                                  Rebecca L. Cleveland, Member




                                        And By:      /s/ Stephen A. Glenn
                                               ---------------------------------
                                                   Stephen A. Glenn, Member




                                        And By:      /s/ Cheryl L. Teaford
                                               ---------------------------------
                                                   Cheryl L. Teaford, Member



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